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                                                                     EXHIBIT 1.1

                                  $400,000,000

                         Tennessee Gas Pipeline Company

                             7% Debentures Due 2028



                             UNDERWRITING AGREEMENT


                                                                 October 6, 1998


DONALDSON, LUFKIN & JENRETTE
 SECURITIES CORPORATION
CHASE SECURITIES INC.
NATIONSBANC MONTGOMERY SECURITIES LLC
As Underwriters
c/o Donaldson, Lufkin & Jenrette
        Securities Corporation
277 Park Avenue
New York, New York 10172

Dear Sirs:

         Tennessee Gas Pipeline Company, a Delaware corporation (the "Company"), proposes to issue and sell $400,000,000 principal amount of its 7% Debentures Due 2028 (the "Securities") to the several underwriters named in Schedule I hereto (the "Underwriters"). The Securities are to be issued pursuant to the provisions of an Indenture dated as of March 4, 1997 (as supplemented by a Fourth Supplemental Indenture to be dated as of October 9, 1998, the "Indenture") between the Company and The Chase Manhattan Bank, as Trustee (the "Trustee").

         SECTION 1. Registration Statement and Prospectus. The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Act"), a registration statement on Form S-3 (Registration No. 333- 63429) in respect of the Securities and the Company's debt securities, which registration statement also constitutes a post-effective amendment to Registration Statement No. 333-20199, and has filed such amendments thereto as may have been required to the date of this Agreement. Such registration statement and such post-effective amendment, as amended, have been declared effective by the Commission. Such registration statement and such post-effective amendment, as amended through the date of this Agreement, including all documents incorporated or deemed to be incorporated therein by reference, as from time to time amended or supplemented pursuant to the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission



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thereunder (collectively, the "Exchange Act"), or otherwise, are herein collectively referred to as the "Registration Statement." The prospectus in the form first used to confirm sales of Securities (including the information contained in any prospectus supplement relating to the Securities and any documents or information incorporated or deemed to be incorporated by reference into such prospectus) are hereinafter collectively referred to as the "Prospectus". All references in this Agreement to financial statements and schedules and other information which is "contained," "included," "described" or "stated" in the Registration Statement or the Prospectus (and all references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is or is deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be. The terms "supplement," "supplemented," "amendment," "amend" and "amended" as used in this Agreement with respect to the Registration Statement or the Prospectus shall include all documents filed by the Company with the Commission pursuant to the Exchange Act that are incorporated or deemed to be incorporated therein by reference.

         SECTION 2. Agreements to Sell and Purchase. On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Company agrees to issue and sell, and each Underwriter agrees, severally and not jointly, to purchase from the Company the principal amount of Securities set forth opposite the name of such Underwriter in Schedule I hereto at 97.766% of the principal amount thereof (the "Purchase Price").

         SECTION 3. Terms of Public Offering. The Company is advised by you that the Underwriters propose (i) to make a public offering of their respective portions of the Securities as soon after the execution and delivery of this Agreement as in your judgment is advisable and (ii) initially to offer the Securities upon the terms set forth in the Prospectus.

         SECTION 4. Delivery and Payment. The Securities shall be represented by one or more definitive global Securities in book-entry form which will be deposited by or on behalf of the Company with The Depository Trust Company ("DTC") or its designated custodian. The Company shall deliver the Securities, with any transfer taxes thereon duly paid by the Company, to Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ") through the facilities of DTC, for the respective accounts of the several Underwriters, against payment to the Company of the Purchase Price therefor by wire transfer of Federal or other funds immediately available in New York City. The global certificates representing the Securities shall be made available for inspection not later than 9:30 A.M., New York City time, on the business day prior to the Closing Date (as defined below), at the office of DTC or its designated custodian (the "Designated Office"). The time and date of delivery and payment for the Securities shall be 9:00 A.M., New York City time, on October 9, 1998 or such other time on the same or such other date as DLJ and the Company shall agree in writing. The time and date of such delivery and payment are hereinafter referred to as the "Closing Date".

         The documents to be delivered on the Closing Date on behalf of the parties hereto pursuant to Section 8 of this Agreement shall be delivered at the offices of Liddell, Sapp, Zivley, Hill & LaBoon, L.L.P., 3400 Chase Tower, 600 Travis, Houston, Texas 77002 and the Securities shall be delivered at the Designated Office, all on the Closing Date.


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         SECTION 5. Agreements of the Company. The Company agrees with you:

         (a) To advise you promptly and, if requested by you, to confirm such advice in writing, (i) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information, (ii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the suspension of qualification of the Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for such purposes, (iii) when any amendment to the Registration Statement becomes effective and (iv) of the happening of any event during the period referred to in Section 5(d) below which makes any statement of a material fact made in the Registration Statement or the Prospectus untrue or which requires any additions to or changes in the Registration Statement or the Prospectus in order to make the statements therein, in light of the circumstances under which they were made, not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, the Company will use its best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

         (b) To furnish to you one signed copy of the Registration Statement as first filed with the Commission and of each amendment to it, including all exhibits, and to furnish to you and each Underwriter designated by you such number of conformed copies of the Registration Statement as so filed and of each amendment to it, without exhibits, as you may reasonably request.

         (c) To prepare the Prospectus, the form and substance of which shall be satisfactory to you, and to file the Prospectus in such form with the Commission within the applicable period specified in Rule 424(b) under the Act; during the period specified in Section 5(d) below, not to file any further amendment to the Registration Statement and not to make any amendment or supplement to the Prospectus of which you shall not previously have been advised or to which you shall reasonably object after being so advised; and, during such period, to prepare and file with the Commission, promptly upon your reasonable request, any amendment to the Registration Statement or amendment or supplement to the Prospectus which may be necessary or advisable in connection with the distribution of the Securities by you, and to use its best efforts to cause any such amendment to the Registration Statement to become promptly effective.

         (d) Prior to 10:00 A.M., New York City time, on the first business day after the date of this Agreement and from time to time thereafter for such period as in the opinion of counsel for the Underwriters a prospectus is required by law to be delivered in connection with sales by an Underwriter or a dealer, to furnish in New York City to each Underwriter and any dealer as many copies of the Prospectus (and of any amendment or supplement to the Prospectus) and any documents incorporated therein by reference as such Underwriter or dealer may reasonably request.

         (e) If during the period specified in Section 5(d), any event shall occur or condition shall exist as a result of which, in the opinion of counsel for the Underwriters, it becomes necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Prospectus to comply with applicable law, forthwith to prepare and file with the Commission an appropriate amendment


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or supplement to the Prospectus so that the statements in the Prospectus, as so amended or supplemented, will not in the light of the circumstances when it is so delivered, be misleading, or so that the Prospectus will comply with applicable law, and to furnish to each Underwriter and to any dealer as many copies thereof as such Underwriter or dealer may reasonably request.

         (f) Prior to any public offering of the Securities, to cooperate with you and counsel for the Underwriters in connection with the registration or qualification of the Securities for offer and sale by the several Underwriters and by dealers under the state securities or Blue Sky laws of such jurisdictions as you may request, to continue such registration or qualification in effect so long as required for distribution of the Securities and to file such consents to service of process or other documents as may be necessary in order to effect such registration or qualification; provided, however, that the Company shall not be required in connection therewith to qualify as a foreign corporation in any jurisdiction in which it is not now so qualified or to take any action that would subject it to general consent to service of process or taxation other than as to matters and transactions relating to the Prospectus, the Registration Statement, any preliminary prospectus or the offering or sale of the Securities, in any jurisdiction in which it is not now so subject.

         (g) To mail and make generally available to its security holders as soon as practicable an earnings statement covering the twelve-month period ending December 31, 1998 that shall satisfy the provisions of Section 11(a) of the Act, and to advise you in writing when such statement has been so made available.

         (h) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including: (i) the fees, disbursements and expenses of the Company's counsel and the Company's accountants in connection with the registration and delivery of the Securities under the Act and all other fees and expenses in connection with the preparation, printing, filing and distribution of the Registration Statement (including financial statements and exhibits), any preliminary prospectus, the Prospectus and all amendments and supplements to any of the foregoing, including the mailing and delivering of copies thereof to the Underwriters and dealers in the quantities specified herein, (ii) all costs and expenses related to the transfer and delivery of the Securities to the Underwriters, including any transfer or other taxes payable thereon, (iii) all costs of printing or producing this Agreement and any other agreements or documents in connection with the offering, purchase, sale or delivery of the Securities, (iv) all expenses in connection with the registration or qualification of the Securities for offer and sale under the securities or Blue Sky laws of the several states and all costs of printing or producing any Preliminary and Supplemental Blue Sky Memoranda in connection therewith (including the filing fees and fees and disbursements of counsel for the Underwriters in connection with such registration or qualification and memoranda relating thereto), (v) the filing fees and disbursements of counsel for the Underwriters in connection with the review and clearance of the offering of the Securities by the National Association of Securities Dealers, Inc., (vi) all fees and expenses in connection with the preparation and filing of the registration statement on Form 8-A relating to the Securities and all costs and expenses incident to any listing of the Securities on any national securities exchange, (vii) the cost of printing certificates representing the Securities, (viii) the costs and charges of any transfer agent, registrar and/or depositary (including the Depository Trust Company), (ix) any fees charged


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by rating agencies for the rating of the Securities, (x) the fees and expenses of the Trustee and the Trustee's counsel in connection with the Indenture and the Securities and (xi) all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section.

         (i) Not to voluntarily claim, and to actively resist any attempts to claim, the benefit of any usury laws against the holders of the Securities.

         (j) To use its best efforts to do and perform all things required or necessary to be done and performed under this Agreement by the Company prior to the Closing Date and to satisfy all conditions precedent to the delivery of the Securities.

         SECTION 6. Representations and Warranties of the Company. The Company represents and warrants to each Underwriter that:

         (a) The Registration Statement has become effective under the Act, and no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or threatened by the Commission.

         (b) (i) Each document, if any, filed or to be filed pursuant to the Exchange Act and incorporated by reference in the Prospectus complied or will comply when so filed in all material respects with the Exchange Act, (ii) the Registration Statement, when it became effective, did not contain, and as amended or supplemented, if applicable, will not contain at the time of such amendment or supplement any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) the Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Act, and (iv) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain at the time of such amendment or supplement any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements or omissions in the Registration Statement or the Prospectus based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein.

         (c) Each preliminary prospectus or preliminary prospectus supplement filed as part of the registration statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Act, complied when so filed in all material respects with the Act, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements or omissions in any preliminary prospectus based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein.


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         (d) Each of the Company and its significant subsidiaries within the meaning of Regulation S-X (each hereinafter referred to as a "Subsidiary") has been duly incorporated, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has the corporate power and authority to carry on its business as described in the Prospectus and to own, lease and operate its properties, and each is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the business, prospects, financial condition or results of operations of the Company and its subsidiaries, taken as a whole.

         (e) All the outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid, non-assessable and not subject to any preemptive or similar rights.

         (f) All of the outstanding shares of capital stock of each of the Company's Subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable, and are owned by the Company, directly or indirectly through one or more subsidiaries, free and clear of any security interest, claim, lien, encumbrance or adverse interest of any nature (each, a "Lien").

         (g) The Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and has been duly authorized, and when executed and delivered by the Company and the Trustee, will constitute a valid and legally binding obligation of the Company, enforceable in accordance with its terms, except as (A) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and
(B) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

         (h) The Securities have been duly authorized and, on the Closing Date, will have been validly executed and delivered by the Company. When the Securities have been executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, the Securities will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Company, enforceable in accordance with their terms except as (A) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (B) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

         (i) The Securities conform in all material respects as to legal matters to the description thereof contained in the Prospectus.

         (j) Neither the Company nor any Subsidiary is (i) in violation of its respective charter or by-laws or (ii) in default in the performance of any obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the Company and its subsidiaries, taken as a whole, to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary or their respective property is bound.


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         (k) The execution, delivery and performance of this Agreement, the
Indenture and the Securities by the Company, the compliance by the Company with all the provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby will not (i) require any consent, approval, authorization or other order of, or qualification with, any court or governmental body or agency (except such as may be required under the securities or Blue Sky laws of the various states), (ii) conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter or by-laws of the Company or any Subsidiary or any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the Company and its subsidiaries, taken as a whole, to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary or their respective property is bound, (iii) violate or conflict with any applicable law or any rule, regulation, judgment, order or decree of any court or any governmental body or agency having jurisdiction over the Company, any Subsidiary or their respective property, (iv) result in the imposition or creation of (or the obligation to create or impose) a Lien under any agreement or instrument to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary or their respective property is bound or (v) result in the suspension, termination or revocation of any permit, license, covenant, exemption, franchise, authorization or other approval (each an "Authorization") of the Company or any Subsidiary or any other impairment of the rights of the holder of any such Authorization.

         (l) There are no legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is or could be a party or to which any of their respective property is or could be subject that would restrict the issuance and sale of the Securities as contemplated by the Prospectus or that are required to be described in the Registration Statement or the Prospectus and are not so described; nor are there any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not so described or filed as required.

         (m) This Agreement has been duly authorized, executed and delivered by the Company.

         (n) PricewaterhouseCoopers LLP are independent public accountants with respect to the Company and its subsidiaries as required by the Act.

         (o) The consolidated financial statements included or incorporated by reference in the Registration Statement and the Prospectus (and any amendment or supplement thereto), together with related schedules and notes, present fairly in accordance with generally accepted accounting principles consistently applied the consolidated financial position, results of operations and cash flows of the Company and its subsidiaries on the basis stated therein at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; the supporting schedules, if any, included in the Registration Statement present fairly in accordance with generally accepted accounting principles the information required to be stated therein; and the other financial and statistical information and data set forth or incorporated by reference in the Registration Statement and the Prospectus (and any amendment or supplement thereto) are, in all material respects,


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accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company.

         (p) The pro forma financial data set forth in the Registration Statement and the Prospectus (and any supplement or amendment thereto) are, in all material respects, fairly presented and prepared on a basis consistent with the historical financial statements of the Company and its subsidiaries, give effect to assumptions used in the preparation thereof which have been made on a reasonable basis and in good faith, and, as applicable, present fairly the effects of the contribution of the common stock of El Paso Marketing Services Company to the Company and the proposed Reorganization as defined and described in the Registration Statement and the Prospectus.

         (q) The Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectus, will not be (i) an "investment company" as such term is defined in the Investment Company Act of 1940, as amended, or (ii) a "holding company" within the meaning of, or subject to regulation under, the Public Utility Holding Company Act of 1935, as amended, and the rules and regulations promulgated by the Commission thereunder.

         (r) No "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436(g)(2) under the Act has indicated to the Company that it is considering (i) the downgrading, suspension or withdrawal of, or any review for a possible change that does not indicate the direction of the possible change in, any rating assigned to the Company or any securities of the Company or (ii) any change in the outlook for any rating of the Company or any securities of the Company.

         (s) Since the respective dates as of which information is given in the Prospectus other than as set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), (i) there has not occurred any material adverse change or any development involving a prospective material adverse change in the condition, financial or otherwise, or the earnings, business, management or operations of the Company and its subsidiaries, taken as a whole, (ii) there has not been any material adverse change or any development involving a prospective material adverse change in the capital stock or in the long-term debt of the Company or any of its subsidiaries and (iii) neither the Company nor any of its subsidiaries has incurred any material liability or obligation, direct or contingent.

         (t) Each certificate signed by any officer of the Company and delivered to the Underwriters or counsel for the Underwriters shall be deemed to be a representation and warranty by the Company to the Underwriters as to the matters covered thereby.

         SECTION 7. Indemnification.

         (a) The Company agrees to indemnify and hold harmless each Underwriter, its directors, its officers and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and judgments (including, without limitation, any legal or other expenses incurred in



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connection with investigating or defending any matter, including any action, that could give rise to any such losses, claims, damages, liabilities or judgments) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), the Prospectus (or any amendment or supplement thereto) or any preliminary prospectus or preliminary prospectus supplement, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or judgments are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriter furnished in writing to the Company by such Underwriter through you expressly for use therein; provided, however, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter who failed to deliver a Prospectus (as then amended or supplemented, provided by the Company to the several Underwriters in the requisite quantity and on a timely basis to permit proper delivery on or prior to the Closing Date) to the person asserting any losses, claims, damages and liabilities and judgments caused by any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such material misstatement or omission or alleged material misstatement or omission was cured in such Prospectus and such Prospectus was required by law to be delivered at or prior to the written confirmation of sale to such person.

         (b) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Company to such Underwriter but only with reference to information relating to such Underwriter furnished in writing to the Company by such Underwriter through you expressly for use in the Registration Statement (or any amendment thereto), the Prospectus (or any amendment or supplement thereto) or any preliminary prospectus or preliminary prospectus supplement.

         (c) In case any action shall be commenced involving any person in respect of which indemnity may be sought pursuant to Section 7(a) or 7(b) (the "indemnified party"), the indemnified party shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party shall assume the defense of such action, including the employment of counsel reasonably satisfactory to the indemnified party and the payment of all fees and expenses of such counsel, as incurred (except that in the case of any action in respect of which indemnity may be sought pursuant to both Sections 7(a) and 7(b), the Underwriter shall not be required to assume the defense of such action pursuant to this Section 7(c), but may employ separate counsel and participate in the defense thereof, but the fees and expenses of such counsel, except as provided below, shall be at the expense of such Underwriter). Any indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the indemnified party unless (i) the employment of such counsel shall have been specifically authorized in writing by the indemnifying party, (ii) the indemnifying party shall have failed to assume the defense of such action or employ counsel reasonably satisfactory to the indemnified party or (iii) the


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named parties to any such action (including any impleaded parties) include both the indemnified party and the indemnifying party, and the indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the indemnified party). In any such case, the indemnifying party shall not, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all indemnified parties and all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by DLJ, in the case of parties indemnified pursuant to Section 7(a), and by the Company, in the case of parties indemnified pursuant to Section 7(b). The indemnifying party shall indemnify and hold harmless the indemnified party from and against any and all losses, claims, damages, liabilities and judgments by reason of any settlement of any action (i) effected with its written consent or (ii) effected without its written consent if the settlement is entered into more than twenty business days after the indemnifying party shall have received a request from the indemnified party for reimbursement for the fees and expenses of counsel (in any case where such fees and expenses are at the expense of the indemnifying party) and, prior to the date of such settlement, the indemnifying party shall have failed to comply with such reimbursement request. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened action in respect of which the indemnified party is or could have been a party and indemnity or contribution may be or could have been sought hereunder by the indemnified party, unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability on claims that are or could have been the subject matter of such action and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of the indemnified party.

         (d) To the extent the indemnification provided for in this Section 7 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages, liabilities or judgments referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Securities or (ii) if the allocation provided by clause 7(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 7(d)(i) above but also the relative fault of the Company on the one hand and the Underwriters on the other hand in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other hand shall be deemed to be in the same proportion as the total net proceeds from the offering (after deducting underwriting discounts and commissions but before deducting expenses) received by the Company, and the total underwriting discounts and commissions received by the Underwriters, bear to the total price to the public of the Securities, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such indemnified party in connection with investigating or defending any matter, including any action, that could have given rise to such losses, claims, damages, liabilities or judgments. Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 7(d) are several in proportion to the respective principal amount of Securities purchased by each of the Underwriters hereunder and not joint.

         (e) The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

         SECTION 8. Conditions of Underwriters' Obligations. The several obligations of the Underwriters to purchase the Securities under this Agreement are subject to the satisfaction of each of the following conditions:

         (a) All the representations and warranties of the Company contained in this Agreement shall be true and correct on the Closing Date with the same force and effect as if made on and as of the Closing Date.

         (b) On or after the date hereof, (i) there shall not have occurred any downgrading, suspension or withdrawal of, nor shall any notice have been given of any potential or intended downgrading, suspension or withdrawal of, or of any review (or of any potential or intended review) for a possible change that does not indicate the direction of the possible change in, any rating of the Company or any securities of the Company (including, without limitation, the placing of any of the foregoing ratings on credit watch with negative or developing implications or under review with an uncertain direction) by any "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436(g)(2) under the Act, (ii) there shall not have occurred any change, nor shall any notice have been given of any potential or intended change, in the outlook for any rating of the Company or any securities of the Company by any such rating organization and (iii) no such rating organization shall have given notice that it has assigned (or is considering assigning) a lower rating to the Securities than that on which the Securities were marketed.

         (c) You shall have received on the Closing Date a certificate dated the Closing Date, signed by an executive officer of the Company in such capacity confirming the matters set forth in Sections 6(s), 8(a), and 8(b) and that the Company has complied with all of the agreements and satisfied all of the conditions herein contained and required to be complied with or satisfied by the Company on or prior to the Closing Date.

         (d) Since the respective dates as of which information is given in the Prospectus other than as set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), (i) there shall not have occurred any change or any development involving a prospective change in the condition, financial or otherwise, or the earnings, business, management or operations of the Company and its subsidiaries, taken as a whole, (ii) there shall not have been any change or any development involving a prospective change in the capital stock or in the long-term debt of the Company or any of its subsidiaries and (iii) neither the Company nor any of its subsidiaries shall have incurred any liability or obligation, direct or contingent, the effect of which, in any such case described in clause 8(d)(i), 8(d)(ii) or 8(d)(iii), in your judgment, is material and adverse and, in your judgment, makes it impracticable to market the Securities on the terms and in the manner contemplated in the Prospectus.

         (e) You shall have received on the Closing Date (i) an opinion (satisfactory to you and counsel for the Underwriters), dated the Closing Date, of Andrews & Kurth L.L.P., counsel for the Company, addressing the matters set forth on Exhibit A attached hereto, and (ii) an opinion (satisfactory to you and counsel for the Underwriters), dated the Closing Date, of the general counsel of the Company, addressing the matters set forth on Exhibit B attached hereto.

         (f) You shall have received on the Closing Date an opinion, dated the Closing Date, of Liddell, Sapp, Zivley, Hill & LaBoon, L.L.P., counsel for the Underwriters, with respect to all such matters as you may reasonably request.

         (g) You shall have received, on each of the date hereof and the Closing Date, a letter dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to you, from PricewaterhouseCoopers LLP, independent public accountants, containing the information and statements of the type ordinarily included in accountants' "comfort letters" to Underwriters with respect to the financial statements and certain financial information contained in or incorporated by reference in the Registration Statement and the Prospectus.

         (h) The Underwriters shall have received a counterpart, conformed as executed, of the Indenture which shall have been entered into by the Company and the Trustee.

         (i) The Company shall not have failed on or prior to the Closing Date to perform or comply with any of the agreements herein contained and required to be performed or complied with by the Company on or prior to the Closing Date.

         SECTION 9. Effectiveness of Agreement and Termination. This Agreement shall become effective upon the execution and delivery of this Agreement by the parties hereto. This Agreement may be terminated at any time on or prior to the Closing Date by you by written notice to the Company if any of the following has occurred: (i) any outbreak or escalation of hostilities or other national or international calamity or crisis or change in economic conditions or in the financial markets of the United States or elsewhere that, in your judgment, is material and adverse and, in your judgment, makes it impracticable to market the Securities on the terms and in the manner contemplated in the Prospectus, (ii) the suspension or material limitation of trading in securities or other instruments on the New York Stock Exchange, the American Stock Exchange, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange, the Chicago Board of Trade or the Nasdaq National Market or limitation on prices for securities or other instruments on any such exchange or the Nasdaq National Market, (iii) the suspension of trading of any securities of the Company on any exchange or in the over-the-counter market, (iv) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which in your opinion materially and adversely affects, or will materially and adversely affect, the business, prospects, financial condition or results of operations of the Company and its subsidiaries, taken as a whole, (v) the declaration of a banking moratorium by either federal or New York State authorities or (vi) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in your opinion has a material adverse effect on the financial markets in the United States.

         If on the Closing Date any one or more of the Underwriters shall fail or refuse to purchase the Securities which it or they have agreed to purchase hereunder on such date and the aggregate principal amount of Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of Securities to be purchased on such date by all Underwriters, each non-defaulting Underwriter shall be obligated severally, in the proportion which the principal amount of Securities set forth opposite its name in Schedule I bears to the aggregate principal amount of Securities which all the non-defaulting Underwriters have agreed to purchase, or in such other proportion as you may specify, to purchase the Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the aggregate principal amount of Securities which any Underwriter has agreed to purchase pursuant to Section 2 hereof be increased pursuant to this Section 9 by an amount in excess of one-ninth of such principal amount of Securities without the written consent of such Underwriter. If on the Closing Date any Underwriter or Underwriters shall fail or refuse to purchase Securities and the aggregate principal amount of Securities with respect to which such default occurs is more than one-tenth of the aggregate principal amount of Securities to be purchased by all Underwriters and arrangements satisfactory to you and the Company for purchase of such Securities are not made within 48 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter and the Company. In any such case which does not result in termination of this Agreement, either you or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and the Prospectus or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of any such Underwriter under this Agreement.

         SECTION 10. Miscellaneous. Notices given pursuant to any provision of this Agreement shall be addressed as follows: (i) if to the Company, to Tennessee Gas Pipeline Company, 1001 Louisiana, Houston, Texas 77002, Attention:
Britton White, Jr., and (ii) if to any Underwriter or to you, to you c/o Donaldson, Lufkin & Jenrette Securities Corporation, 277 Park Avenue, New York, New York 10172, Attention: Syndicate Department, or in any case to such other address as the person to be notified may have requested in writing.

         The respective indemnities, contribution agreements, representations, warranties and other statements of the Company and the several Underwriters set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive delivery of and payment for the Securities, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, the officers or directors of any Underwriter, any person controlling any Underwriter, the Company, the officers or directors of the Company or any person controlling the Company, (ii) acceptance of the Securities and payment for them hereunder and (iii) termination of this Agreement.

         If for any reason the Securities are not delivered by or on behalf of the Company as provided herein (other than as a result of any termination of this Agreement pursuant to Section 9), the Company agrees to reimburse the several Underwriters for all out-of-pocket expenses (including the fees and disbursements of counsel) incurred by them. Notwithstanding any termination of this Agreement, the Company shall be liable for all expenses which it has agreed to pay pursuant to Section 5(h) hereof. The Company also agrees to reimburse the several Underwriters, their directors and officers and any persons controlling any of the Underwriters for any and all fees and expenses (including, without limitation, the fees and disbursements of counsel) incurred by them in connection with enforcing their rights hereunder (including, without limitation, pursuant to Section 7 hereof).

         Except as otherwise provided, this Agreement has been and is made solely for the benefit of and shall be binding upon the Company, the Underwriters, the Underwriters' directors and officers, any controlling persons referred to herein, the Company's directors and the Company's officers who sign the Registration Statement and their respective successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include a purchaser of any of the Securities from any of the several Underwriters merely because of such purchase.

         This Agreement shall be governed and construed in accordance with the laws of the State of New York.

         This Agreement may be signed in various counterparts which together shall constitute one and the same instrument.

         Please confirm that the foregoing correctly sets forth the agreement between the Company and the several Underwriters.

                                       Very truly yours,

                                       TENNESSEE GAS PIPELINE COMPANY

                                       By:    /s/ John W. Somerhalder II
                                          --------------------------------------
                                       Name:  John W. Somerhalder II
                                            ------------------------------------
                                       Title: President
                                             -----------------------------------


DONALDSON, LUFKIN & JENRETTE
 SECURITIES CORPORATION
CHASE SECURITIES INC.
NATIONSBANC MONTGOMERY SECURITIES LLC


By:      DONALDSON, LUFKIN & JENRETTE
            SECURITIES CORPORATION

         By:        /s/ D. Dwight Scott
            ----------------------------------
         Name:      D. Dwight Scott
              --------------------------------
         Title:     Senior Vice President
               -------------------------------

                                   SCHEDULE I



                                                Principal Amount of
         Underwriters                       Securities to be Purchased
         ------------                       --------------------------
Donaldson, Lufkin & Jenrette
   Securities Corporation                           $240,000,000
Chase Securities Inc.                                 80,000,000
NationsBanc Montgomery Securities LLC                 80,000,000
                                                    ------------

                                         Total      $400,000,000

                                    EXHIBIT A

                        OPINION OF ANDREWS & KURTH L.L.P.
                             Counsel for the Company


         The opinion of counsel for the Company pursuant to Section 8(e) of the Underwriting Agreement shall be to the effect that:

1. The Registration Statement has become effective under the Act and no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or, to such counsel's knowledge, threatened by the Commission.

2. (A) Each document, if any, filed pursuant to the Exchange Act and incorporated by reference in the Prospectus (except for financial statements and schedules and other financial or statistical data included or incorporated by reference therein or omitted therefrom as to which such counsel need not express any opinion) appeared on its face to be appropriately responsive in all material respects with the Exchange Act and (B) the Registration Statement and Prospectus (except for financial statements and schedules and other financial or statistical data included or incorporated by reference therein or omitted therefrom as to which such counsel need not express any opinion) appeared on their face to be appropriately responsive in all material respects with the requirements of the Act.

3. The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

4. The Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectus, will not be, (i) an "investment company" as such term is defined in the Investment Company Act of 1940, as amended or
         (ii) a "holding company" within the meaning of, or subject to regulation under, the Public Utility Holding Company Act of 1935, as amended, and the rules and regulations promulgated by the commission thereunder.

5. The Indenture has been duly qualified under the Trust Indenture Act and has been authorized, executed and delivered by the Company and constitutes the valid and legally binding obligation of the Company, enforceable in accordance with its terms, except as (a) the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or transfer or other similar laws relating to or affecting creditors' rights generally and (b) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

6. The Debentures have been duly authorized, and when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters in accordance with the terms of the Underwriting Agreement, will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Company, enforceable in accordance with their terms, except as (a) the enforcement thereof may be limited by bankruptcy, insolvency, or similar laws affecting creditors' rights generally and (b) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

7. The execution and delivery by the Company of, and the performance by the Company of its obligations under, the Underwriting Agreement will not violate any provision of applicable United States federal law, New York law, or the Delaware General Corporation Law, or the Certificate of Incorporation, as amended, or By-Laws, as amended, of the Company or any Subsidiary.

8. No consent, approval, authorization or order of or qualification with any United States federal, New York or (with respect to matters arising under the Delaware General Corporation Law) Delaware body or agency is required for the performance by the Company of its obligations under the Underwriting Agreement, except such as may be required under the Act, which have been obtained, or as may be required under the securities or Blue Sky laws of the various states in connection with the offer and sale of the Debentures, as to which such counsel need not express any opinion, or except where failure to obtain such consent, approval, authorization, order or qualification would not have a material adverse effect on the business, prospects, financial condition or results of operations of the Company and its subsidiaries, taken as a whole.

9. The statements (A) in the Prospectus under the captions "Description of the Debentures" and "Description of Debt Securities" and (B) in the Registration Statement under Item 15, insofar as such statements constitute a summary of the legal matters referred to therein, fairly present the information disclosed therein in all material respects.

         In addition, such counsel shall state that, in the course of the preparation by the Company of the Registration Statement, the Prospectus and the Prospectus Supplement (including the documents incorporated by reference therein), such counsel participated in conferences with certain of the officers and representatives of the Company, the Company's independent accountants, the Underwriters and counsel for the Underwriters at which the Registration Statement, the Prospectus and the Prospectus Supplement were discussed. Such counsel shall state that, between the date of effectiveness of the Registration Statement and the time of delivery of such counsel's opinion letter, such counsel participated in additional conferences with certain officers and representatives of the Company and the Company's independent accountants at which portions of the Registration Statement, the Prospectus and the Prospectus Supplement were discussed. Given the limitations inherent in the independent verification of factual matters and the character of determinations involved in the registration process, such counsel does not pass upon and need not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Prospectus or the Prospectus Supplement, except as specifically described in the opinion in paragraph 2 above. Subject to the foregoing and on the basis of the information such counsel gained in the performance of the services referred to above, including information obtained from officers and other representatives of the Company and the Company's independent accountants, such counsel shall state that no facts have come to such counsel's attention that have caused it to believe that the Registration Statement, at the time it became effective, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Prospectus and the Prospectus Supplement, as of their respective dates, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Also, subject to the foregoing, such counsel shall state that no facts have come to its attention in the course of the proceedings described in the second sentence of this paragraph that caused such counsel to believe that the Prospectus or the Prospectus Supplement as of the date and time of delivery of such counsel's opinion letter contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

         With respect to the preceding paragraph, counsel may state that (A) their opinion and belief is based upon their participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto and review and discussion of the contents thereof, but are without independent check or certification, except as specified and (B) for purposes of paragraphs 7 and 8, such counsel may state (i) that it has reviewed only those statutes, rules and regulations that in its experience are applicable to transactions of the type contemplated by the Underwriting Agreement and (ii) that it does not hold itself out as experts in the regulation of the generation, transportation, distribution or delivery of electricity or electrical services, or the import or export of electricity or electrical services.

         Such counsel need express no view, opinion or belief, however, with respect to financial statements, schedules or notes thereto or other financial or statistical data included or incorporated by reference in or omitted from the Registration Statement or Prospectus.

         Such counsel may state that the opinions expressed above are limited to the federal laws of the United States, the laws of the State of New York, and the General Corporation Law of the State of Delaware.

                                    EXHIBIT B

                          OPINION OF BRITTON WHITE, JR.
                         General Counsel for the Company

         The opinion of the General Counsel for the Company pursuant to Section 8(e) of the Underwriting Agreement shall be to the effect that:

1. Each of the Company and its Subsidiaries has been duly incorporated, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has the corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus, and each is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified or to be in good standing would not have a material adverse effect on the business, prospects, financial condition or results of operations of the Company and its subsidiaries, taken as a whole.

2. The execution, delivery and performance of the Underwriting Agreement, the Indenture and the Securities by the Company, the compliance by the Company with all the provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby will not, to such counsel's knowledge, (i) violate any indenture, loan agreement, mortgage, lease or other agreement or instrument to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary or their respective property is bound or (ii) violate or conflict with any judgment, order or decree of any court or any governmental body or agency having jurisdiction over the Company, any Subsidiary or their respective property, except in each case, for such violations as would not have a material adverse effect on the business, prospects, financial condition or results of operation of the Company and its subsidiaries, taken as a whole.

3. To such counsel's knowledge after due inquiry, there are no legal or governmental proceedings pending or threatened to which the Company or any Subsidiary is or could be a party or to which any of their respective property is or could be subject that are required to be described in the Registration Statement or the Prospectus and are not so described; nor does such counsel know of any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not so described or filed as required.

4. (A) Each document, if any, filed pursuant to the Exchange Act and incorporated by reference in the Prospectus (except for financial statements and schedules and other financial or statistical data included or incorporated by reference therein or omitted therefrom as to which such counsel need not express any opinion) appeared on its face to be appropriately responsive in all material respects with the Exchange Act and (B) the Registration Statement and Prospectus (except for financial statements and schedules and other financial or statistical data included or incorporated by reference therein or omitted therefrom as to which such counsel need not express any opinion) appeared on their face to be appropriately responsive in all material respects with the requirements of the Act.

5. The statements under (A) the caption "Item 3 - Legal Proceedings" of the Company's most recent annual report on Form 10-K incorporated by reference into the Prospectus and (B) the caption "Item 1 - Legal Proceedings" of Part II of the Company's quarterly reports on Form 10-Q filed since such annual report, in each case insofar as such statements constitutes summaries of the legal matters, documents or proceedings referred to therein, fairly present as of the date of the applicable report the information disclosed therein in all material respects.

6. (A) The execution and delivery by the Company of, and the performance by the Company of its obligations under, the Underwriting Agreement will not violate any provisions of any applicable laws and regulations specifically governing the generation, transportation, distribution or delivery of natural gas, oil, electricity or other related commodities or services, including pipelines, transmission lines, storage facilities and related facilities and equipment, or the import or export of such commodities or services (collectively, the "Energy Industry") and (B) no consent, approval, authorization or order of or qualification with any United States federal body or agency specifically regulating the Energy Industry is required for the performance by the Company of its obligations under the Underwriting Agreement, except in each of the foregoing cases for such violations or failures to obtain such consent, approval, authorization, order or qualification as would not have a material adverse effect on the business, prospects, financial condition or results of operation of the Company and its subsidiaries, taken as a whole.

         In addition, such counsel shall state that in the course of the preparation by the Company of the Registration Statement, the Prospectus and the Prospectus Supplement, such counsel participated in conferences with certain of the officers and representatives of the Company, counsel to the Company, the Company's independent accountants, the Underwriters and counsel for the Underwriters at which the Registration Statement, the Prospectus and the Prospectus Supplement were discussed. Such counsel shall state that, between the date of effectiveness of the Registration Statement and the time of delivery of such counsel's letter, such counsel participated in additional conferences with certain officers and representatives of the Company, counsel to the Company and the Company's independent accountants at which portions of the Registration Statement, the Prospectus and the Prospectus Supplement were discussed. Given the limitations inherent in the independent verification of factual matters and the character of determinations involved in the registration process, such counsel does not pass upon and need not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Prospectus or the Prospectus Supplement, except as specifically described in paragraph 4 above. Subject to the foregoing and on the basis of the information such counsel gained in the performance of the services referred to above and in the performance of his duties as General Counsel of the Company, as well as information obtained from officers and other representatives of the Company and the Company's independent accountants, such counsel shall state that no facts have come to such counsel's attention that have caused him to believe that the Registration Statement, at the time it became effective, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Prospectus and the Prospectus Supplement, as of their respective dates, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Also, subject to the foregoing, no facts have come to such counsel's attention in the course of the proceedings described in the second sentence of this paragraph that caused him to believe that the Prospectus or the Prospectus Supplement as of the date and time of delivery of such counsel's letter contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

         Such counsel need express no view, opinion or belief, however, with respect to financial statements, schedules or notes thereto or other financial or statistical data included or incorporated by reference in or omitted from the Registration Statement or Prospectus.